                                                                    EXHIBIT 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 29, 2003 (the "Report") by Overhill Farms, Inc. ("Registrant"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date:  August 13, 2003                           /s/  James Rudis
                                                 -------------------------------
                                                 James Rudis
                                                 Chief Executive Officer